Filed pursuant to Rule 497
Registration No. 333-202399

TERRA INCOME FUND 6, INC.
SUPPLEMENT NO. 4 DATED OCTOBER 24, 2017
TO THE PROSPECTUS DATED FEBRUARY 2, 2017

This supplement contains information which supplements certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated February 2, 2017, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Plan of Distribution

The following disclosure supplements, and should be read in conjunction with, the discussion on pages 151-153 of the Prospectus under the heading “Plan of Distribution – Compensation of Dealer Manager and Selected Broker-Dealers,” and shall be deemed to amend, supplement and qualify all related discussions appearing throughout the Prospectus to the extent the relevance of such disclosure is readily apparent. In addition, all references throughout to the Prospectus to the “transaction charge” are hereby deleted and replaced with a reference to the “service fee,” consistent with the following disclosure.

On September 30, 2017, our board of directors approved the servicing plan and the second amended dealer manager agreement, which revised the terms of the service fee (which was previously referred to as a transaction charge), as described below. Pursuant to the servicing plan, the dealer manager receives a service fee at an annual rate of 1.125% of the most recently published net asset value per share of our common stock in exchange for providing certain administrative support services. With respect to each share sold, the service fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such service fee to participating dealers for performing certain administrative support services as set forth below.

Pursuant to the servicing plan, the dealer manager or participating dealers, as applicable, are required to provide certain administrative support services, including: (i) establishing and maintaining customer accounts, customer service support, and assisting customers in changing account options, account designations and account addresses; (ii) preparing information, analyses and opinions with respect to account activities; (iii) crediting distributions from us to the customer accounts; (iv) arranging for bank wire transfer of funds to or from a customer’s account; (v) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses attributable to administrative support activities, including tax notices, and annual reports to beneficial owners of the shares, as applicable; (vi) investor relations and communications relating to responding to customer inquiries and requests regarding stockholder reports, notices, proxy statements and our other documents, including relating to a potential liquidity event; (vii) providing such other similar services as we may request. The administrative support services set forth in the servicing plan are only required to be performed by the participating dealers or our dealer manager, as applicable, while the servicing plan is in effect.

The servicing plan and the payments of the service fees thereunder will continue and remain in effect for so long as such continuance is approved quarterly by our board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the servicing plan or in any agreements entered into in connection therewith. The terms of any service fees to be paid are governed by the terms of the servicing plan, including any service fees payable for outstanding shares. No service fee will be payable on shares sold through our distribution reinvestment plan.

In cases in which a stockholder’s account is transferred to another participating dealer, the dealer manager may re-allow all or a portion of the service fee to such subsequent participating dealer provided the subsequent participating dealer is acting as broker-dealer of record with respect to the shares and has executed a participating dealer agreement or ongoing servicing agreement with the dealer manager. The service fee will be paid out of our assets and will be reflected in the net asset value of all shares when it is paid to the dealer manager.

FINRA Rule 2310 provides that the maximum underwriting compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds. Payments to FINRA members made in connection with the service fee will be considered underwriting compensation for purposes of Rule 2310. We will cease paying the service fee with respect to shares outstanding upon the earlier of (i) the dealer manager advising us that aggregate underwriting compensation from whatever source (determined in accordance with applicable FINRA rules), including selling commissions, dealer manager fees, broker-dealer fees and service fees, would exceed 10% of the gross offering proceeds; (ii) the date that a share is redeemed or is no longer outstanding; (iii) the date, if any, upon which a liquidity event occurs; and (iv) if the servicing plan is not approved by the Board on a quarterly basis.

Prior to the adoption of the servicing plan, the dealer manager received a transaction charge at an annual rate of 1.125% of gross offering proceeds, a portion of which was re-allowed by the dealer manager in its discretion to participating dealers for services performed in connection with the distribution of our shares. The transaction charge fee was payable annually with respect to each share sold in the primary offering on the first, second, third and fourth anniversaries of the month of purchase. No transaction charge was payable on shares sold through our distribution reinvestment plan. In cases in which a stockholder’s account was transferred to another participating dealer, the dealer manager could re-allow all or a portion of the transaction charges to such subsequent participating dealer provided the subsequent participating dealer acted as broker-dealer of record with respect to the shares and executed a participating dealer agreement or ongoing servicing agreement with the dealer manager.

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